                                                                   EXHIBIT (10)i












                                   PACIFICORP

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                1988 RESTATEMENT

                                 January 1, 1988

                      (As Amended Through Amendment No. 5)







PacifiCorp
an Oregon corporation
700 NE Multnomah
Portland, Oregon  97232                                 Company
i
                                TABLE OF CONTENTS
                                _________________


                                                                            Page
                                                                            ____

Index of Terms                                                             (iii)

     1.   Purpose; Employers; Administration
          __________________________________

          1.1  Purpose                                                         1
          1.2  Employers                                                       1
          1.3  Administration                                                  2

     2.   Participation; Service; Forfeiture
          __________________________________

          2.1  Designation; Participants                                       2
          2.2  Service                                                         2
          2.3  Misconduct Forfeiture                                           2
          2.4  Change in Control                                               3
          2.5  Removal from Active Participation                               3

     3.   Participants' Retirement Benefits
          _________________________________

          3.1  Entitlement; Retirement Dates                                   4
          3.2  Normal Retirement Benefit                                       4
          3.3  Actuarial Equivalents                                           7
          3.4  Early Retirement Benefit                                        7
          3.5  Deferred Retirement Benefit                                     8
          3.6  Termination Benefit                                             8
          3.7  Time and Manner of Payment                                      8
          3.8  Basic Plan Make-Up                                              9

     4.   Preretirement Death Benefits
          ____________________________

          4.1  Spouse's Benefit                                               10
          4.2  Dependent Child's Benefit                                      10

     5.   Disability
          __________

          5.1  Service Continuation                                           10
          5.2  Benefits                                                       11

     6.   Claims Procedure
          ________________

          6.1  Original Claim                                                 11
          6.2  Denial                                                         11
          6.3  Request for Review                                             11
          6.4  Final Decision                                                 11
ii
     7.   Amendment; Termination
          ______________________

          7.1  Amendment                                                      12
          7.2  Termination                                                    12

     8.   General Provisions
          __________________

          8.1  Nonassignability                                               13
          8.2  Funding                                                        13
          8.3  Trust                                                          13
          8.4  Notices                                                        13
          8.5  Attorneys' Fees                                                13
          8.6  Indemnity                                                      14
          8.7  Applicable Law                                                 14
          8.8  Company Obligation                                             14
          8.9  Payment for Individual's Benefit                               14
         8.10  Not Contract of Employment                                     15

     9.   Effective Date                                                      15
          ______________

APPENDIX A                                                                    17
iii
                                 INDEX OF TERMS
                                 ______________


                                        Section                             Page
                                        _______                             ____

Accrued Benefit                         3.6                                    8
Actuarial Equivalent                    3.3                                    7

Basic Plan                              Preamble                               1
Benefit Starting Date                   3.7                                    8
Benefit Year                            2.2                                    2
Board                                   1.3                                    2

Career Ratio                            3.4(b)                                 7
Chief Executive Officer                 2.1                                    2
Committee                               1.3                                    2

Earliest Normal Retirement Date         3.5                                    8
Early Retirement Date                   3.1(b)                                 4
Early Retirement Factor                 3.4(c)                           7, 8, 9

Final Average Pay                       3.2(a)                                 4

Normal Retirement Benefit               3.2                                    4
Normal Retirement Date                  3.1(a)                                 4

Participant                             2.1                                    2
Primary Social Security Benefit         3.2(c)                                 5
Prior Affiliate Plans                   Preamble                               1
Prior PacifiCorp Plan                   Preamble                               1
Prior Plans                             Preamble                               1
Projected Short Service Factor          3.4(a)                                 7

Qualified Plan Offset                   3.2(d)                                 6

Short Service Factor                    3.2(b)                                 5

Years of Service                        2.2                                    2

                                   PACIFICORP

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                1988 RESTATEMENT

                                 January 1, 1988

                      (As Amended Through Amendment No. 5)


PacifiCorp
an Oregon corporation
700 NE Multnomah
Portland, Oregon  97232                                                  Company


          The Company maintains a Supplemental Retirement Plan (the Prior PacifiCorp Plan) providing retirement benefits for its executive employees. Several affiliates of the Company also maintain supplemental retirement plans for their executive employees (the Prior Affiliate Plans). The benefits provided by the Prior PacifiCorp Plan and the Prior Affiliate Plans (collectively, the Prior Plans) are in addition to those provided by the tax qualified defined benefit plans maintained by the Company and its affiliates (the Basic Plans).

          In order to limit eligibility for participation, expand the definition of compensation, change the benefit formula, provide for vesting, and expand death benefits, the Company adopts this plan as a complete restatement of the Prior PacifiCorp Plan. The Prior Affiliate Plans will be consolidated into this plan through affiliate adoptions.

    1.    Purpose; Employers; Administration
          __________________________________

          1.1  Purpose
               _______

          The purpose of this plan is to provide eligible employees of the Company and its affiliates with additional retirement benefits that will help to attract and retain individuals of very high quality.

          1.2  Employers
               _________

          The plan shall apply to the Company and to corporations or other entities affiliated with the Company that adopt the plan for their employees with the approval of the Company. An entity shall be affiliated with the Company for this purpose if it is a member, with the Company, of a controlled group or group of trades or businesses under common control under sections 414(b) or (c) of the Internal Revenue

2
Code. The term "Employer" refers to the Company and such an adopting affiliate. Adoption of the plan by an affiliate shall be by a statement in writing that is signed by the affiliate and by the Company. The statement shall include the effective date of adoption and any special provisions that are to be applicable to employees of the adopting affiliate.

          1.3  Administration
               ______________

          This plan shall be administered by the Personnel Committee (the Committee) of the Company's Board of Directors (the Board). The Committee shall interpret the plan and make determinations about benefits. Any decision by the Committee within its authority shall be final and binding on all parties. The Committee shall consider recommendations from the President of the Company where provided for in this plan and otherwise in its discretion.

    2.    Participation; Service; Forfeiture
          __________________________________

          2.1  Designation; Participants
               _________________________

          An executive officer of Employer shall accrue benefits under this Restatement upon being designated for participation in writing by the President or chief executive officer of Employer and approved in writing by the President of the Company and the Committee. An individual who has benefits accrued under a Prior Plan and is not so designated shall participate in the plan for the purpose of receiving Prior Plan benefits. An executive officer or other individual who has an accrued benefit under the plan shall be referred to as a participant.

          2.2  Service
               _______

          A participant's Years of Service and Benefit Years for purposes of this plan shall be determined under the rules for such service under the Basic Plan covering the participant, except as follows. Any limitation of the Basic Plan on the length of service counted for periods in which no services are performed shall be disregarded.

          2.3  Misconduct Forfeiture
               _____________________

          Subject to 2.4, the Committee may forfeit the benefit for any participant, or the participant's spouse, beneficiary or contingent annuitant, if:

               (a) The participant is discharged for any act that is materially inimical to the best interests of the Company and that

3
          constitutes, on the part of the participant, common law fraud, felony, or other gross malfeasance of duty; or

               (b) After retirement, the participant performs services for an organization where there is a major conflict of interest that is materially adverse to the Company as a whole or any of its principal subsidiaries.

          2.4  Change in Control
               _________________

          After a Change in Control no misconduct forfeiture shall occur with respect to benefits for participants who were designated for participation prior to such Change in Control. A "Change in Control" shall occur if:

               (a) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the Act)) becomes the "beneficial owner" (as defined in Rule 13-d under the Act) of more than 20 percent of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or consummated with the prior approval of, the Board; or

               (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the stockholders of the Company was approved by a vote of at least 2/3 of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

          2.5  Removal from Active Participation
               _________________________________

          An individual who previously has been designated under 2.1 may be removed from active participation at any time by the Committee. Removal from active participation shall be effective as of a date fixed by the Committee, but no sooner than the date of notice to the participant of such removal. Upon removal the participant shall have an Accrued Benefit determined under 3.6 on the basis of the participant's

4
Final Average Pay, Projected Short Service Factor, Primary Social Security Benefit, Career Ratio, and Qualified Plan Offset, all calculated as of the effective date of removal. If the participant qualifies for a retirement benefit under 3.1, the Accrued Benefit shall be paid as either a normal retirement benefit or an early retirement benefit depending on whether the participant terminates employment before normal retirement date. If an early retirement benefit is paid, the Early Retirement Factor shall be based on the months by which commencement of benefit precedes normal retirement date.

    3.    Participants' Retirement Benefits
          _________________________________

          3.1  Entitlement; Retirement Dates
               _____________________________

          A participant shall be entitled to retirement benefits under this plan on becoming eligible for benefits under a Basic Plan because of termination of employment after vesting under 3.6 or one of the following retirement dates:

               (a) Normal retirement - the earlier of age 65 or age 62 and 30 Years of Service.

               (b)  Early retirement - age 55 and 5 Years of Service.

          3.2  Normal Retirement Benefit
               _________________________

          A participant's normal retirement benefit under this plan shall be a single life annuity for the life of the participant equal to 65 percent of Final Average Pay (FAP) times the Short Service Factor (SSF) minus the Primary Social Security Benefit (PSSB) and the Qualified Plan Offset (QPO) as follows:

                    Benefit = (65% x FAP x SSF) - PSSB - QPO

The benefit shall be no less than the participant's accrued benefit under the Prior Plan as of December 31, 1987. The terms used in this formula are defined as follows:

               (a) Final Average Pay (FAP) means the amount determined for the participant under the Basic Plan, with the following adjustments:

                    (1) The limit on annual compensation counted for any participant to $200,000 per year through 1993 and to $150,000 per year

5
               thereafter (both subject to cost of living adjustments) shall not apply.

                    (2) No reduction shall be made for deferrals elected by the participant under a nonqualified deferred compensation plan maintained by the Company or an affiliate.

                    (3) No benefit payments under a nonqualified deferred compensation plan shall be counted.

                    (4) No part of long-term incentive, stock bonus or stock option compensation shall be counted.

                    (5) All cash bonuses that are not part of a long-term incentive plan or arrangement shall be counted, without the 10 percent limit of the Basic Plan.

                    (6) A bonus earned in one calendar year and paid in the following calendar year, including any bonus paid in the year following employment termination, shall be divided evenly among the participant's completed calendar months of employment with Employer during the year the bonus was earned and counted as compensation in those months.

               (b) Short Service Factor (SSF) means a percentage, not to exceed 100 percent, determined by dividing the participant's Benefit Years by 15.

               (c) Primary Social Security Benefit (PSSB) means the primary insurance amount for the participant on retirement at or after age 65 under the federal Social Security Act determined as follows:

                    (1)  The amount shall be estimated from the
               regular pay rate under rules established by the Committee assuming a standard pay progression over a full working career.

6
                    (2) The amount shall not be changed by amendments to the Act or cost of living index adjustments after the participant's actual termination date or attainment of Social Security retirement age, whichever is first.

                    (3) If a participant retires early, the Primary Social Security Benefit shall be the amount that would be received at age 65 assuming no further earnings and no change in the Act.

               (d) Qualified Plan Offset (QPO) means the sum of the straight life actuarial equivalents of (1) through (4) below, as interpreted under (5) below:

                    (1) Retirement benefits payable under the Basic Plan and under the Utah Power & Light Company Deferred Compensation Plan.

                    (2) Retirement benefits payable under a defined benefit plan or individual retirement benefit agreement, whether or not tax-qualified, on account of service before employment with Employer.

                    (3) Benefits paid or payable under a defined contribution plan on account of service before employment with Employer if the earlier employer maintained no defined benefit plan covering the participant during the period of such service and the aggregate employer contributions to the defined contribution plan were 3 percent or more of the participant's compensation, as defined for determining Final Average Pay under this plan, with the earlier employer.

                    (4)  Any amount added to an account of the
               participant under a nonqualified deferred compensation plan maintained by Employer to compensate for reduction in the Basic

7
               Plan benefit on account of compensation deferrals.

                    (5) For purposes of determining whether employer contributions to a defined contribution plan are 3 percent or more of compensation, and for measuring the amount of offset, elective contributions under a 401(k) plan and contributions individually elected by a self-employed person shall be disregarded.

          3.3  Actuarial Equivalents
               _____________________

          Actuarial equivalents shall be determined on the basis of the actuarial equivalency factors used by the Basic Plan.

          3.4  Early Retirement Benefit
               ________________________

          A participant's early retirement benefit shall be a single life annuity for the life of the participant equal to 65 percent of Final Average Pay
(FAP) times the Projected Short Service Factor (PSSF) times the Career Ratio
(CR) minus the Primary Social Security Benefit (PSSB) times the Early Retirement Factor (ERF) minus the Qualified Plan Offset (QPO) as follows:

             Benefit = ([(65% x FAP x PSSF x CR)-PSSB] x ERF) - QPO

The terms Final Average Pay (FAP), Primary Social Security Benefit (PSSB) and Qualified Plan Offset (QPO) are defined in 3.2. The definitions of the remaining terms are as follows:

               (a) Projected Short Service Factor (PSSF) means the Short Service Factor the participant would have had at normal retirement date if Years of Service had continued to that date.

               (b) Career Ratio (CR) means the participant's actual Benefit Years, up to a maximum of 30, divided by the participant's projected Benefit Years at normal retirement date, up to a maximum of 30, assuming continuous full-time service to that date.

               (c) Early Retirement Factor (ERF) means a percentage equal to 100 percent

8
          minus .25 percent for each month by which the commencement of benefits precedes the participant's normal retirement date.

          3.5  Deferred Retirement Benefit
               ___________________________

          A participant's benefit commencing after the earliest date on which the participant could have terminated employment and received a normal retirement benefit (the Earliest Normal Retirement Date) shall be the benefit provided in 3.2, increased as follows:

               (a) The normal retirement benefit calculated under 3.2 shall be increased by one-third of one percent for each month by which the participant's Earliest Normal Retirement Date precedes the participant's actual benefit commencement date.

               (b) No increase under (a) shall be made for a month beginning after the participant's 65th birthday.

          3.6  Termination Benefit
               ___________________

          A participant who terminates employment before retirement date shall receive the Accrued Benefit if the participant is vested as provided below. The Accrued Benefit is a single life annuity for the life of the participant equal to 65 percent of Final Average Pay (FAP) times the Projected Short Service Factor (PSSF) minus the Primary Social Security Benefit (PSSB) times the Career Ratio (CR) times the Early Retirement Factor (ERF) minus the Qualified Plan Offset (QPO) as follows:

             Benefit = ([(65% x FAP x PSSF)-PSSB] x CR x ERF) - QPO

The terms used in this formula are defined in 3.2 and 3.4. A participant is vested if the participant has five or more Years of Service and terminates, either voluntarily or involuntarily, from all employment with the Company or its affiliates within twenty-four months after a Change in Control.

          3.7  Time and Manner of Payment
               __________________________

          Retirement benefits shall commence as of the first day of the month beginning after a termination of employment that constitutes a retirement under
3.1 or a vested termination under 3.6, which shall be the participant's Benefit Starting Date. Payment shall be made monthly in one of the forms listed below on the payment schedule maintained for that form by the Basic Plan covering the participant. If the participant is covered by more than one Basic Plan, the payment schedule for the plan with the largest benefit shall apply. The amount paid

9
in the forms provided in (b), (c) or (d) shall be the actuarial equivalent, as determined under 3.3, of the amount paid in the form provided in (a). However, the percentage reduction from the benefit in the form provided in (a) shall be no greater than the percentage reduction that would have applied at the participant's Earliest Normal Retirement Date. The form shall be irrevocably elected by the participant on a form provided by the Committee prior to receipt of the first payment, subject to the following. An election by a married participant of a form provided in (a) or (d) shall not be effective unless the spouse consents in the manner provided under the Basic Plan for elections not to receive a joint and survivor annuity.

               (a) A single life annuity for the life of the participant.

               (b) A life annuity with payments continuing after the participant's death at 50 percent to a contingent annuitant for life.

               (c) A life annuity with payments continuing after the participant's death at 100 percent to a contingent annuitant for life.

               (d) A life annuity with payments continuing to a designated beneficiary for the remainder of the first 120 months if the participant dies before then.

          3.8  Basic Plan Make-Up
               __________________

          If a participant in this plan has a reduced benefit under the Basic Plan as a result of having elected deferral of pay under a nonqualified deferred compensation plan of Employer for a year in which the participant is removed from participation under 2.5 and such reduction is not otherwise made up by this plan, the amount of such reduction shall be paid as an additional benefit under this plan. The additional benefit provided by this 3.8 shall be paid at the same time and in the same form as it would have been under the Basic Plan if there had been no reduction.

    4.    Preretirement Death Benefits
          ____________________________

          If a participant with a spouse or dependent children dies before the Benefit Starting Date while employed with the Company or an affiliate, whether or not an adopting Employer, a death benefit shall be paid as provided below. The death benefit shall be a percentage of the participant's Accrued Benefit as of the date of death, based on an Early Retirement Factor of 100 percent.

10
          4.1  Spouse's Benefit
               ________________

          A surviving spouse shall be paid a benefit as follows:

               (a)  The amount shall be 50 percent of the
          participant's Accrued Benefit.

               (b) The form shall be a single life annuity for the life of the spouse starting with the month following the date of death.

          4.2  Dependent Child's Benefit
               _________________________

          If the participant is unmarried with one or more dependent children, the benefit shall be paid to such children. A dependent child is one who is age 19 to 22 and enrolled in a full-time program of education at a secondary school or at a college, university or other post-secondary school or who is age 18 or younger. The dependent child's benefit shall be paid as follows:

               (a) The amount payable to a sole dependent child shall be 25 percent of the participant's Accrued Benefit.

               (b) The amount payable to two or more dependent children shall be 40 percent of the participant's Accrued Benefit, divided equally among such children.

               (c) The dependent child's benefit shall be paid monthly starting with the month following the date of death and ending with the month the individual ceases to be a dependent child. If one of two dependent children receiving a share of the amount under (b) ceases to be a dependent child, the remaining dependent child then shall receive the amount under (a).

    5.    Disability
          __________

          5.1  Service Continuation
               ____________________

          A disabled participant shall continue to accrue benefit service under this plan so long as Benefit Hours are accrued for the participant under the Basic Plan.

11
          5.2  Benefits
               ________

          A disabled participant continuing to accrue service shall be treated like any other employee until disability ends or retirement or death occurs. In the event of death or retirement after disability, retirement or spouse's death benefits under this plan shall be determined in the same manner as for any participant.

    6.    Claims Procedure
          ________________

          6.1  Original Claim
               ______________

          Any person whose benefit under this plan is not promptly paid may present a written claim for the benefit to the Committee. The Committee shall respond to the claim in writing as soon as practicable.

          6.2  Denial
               ______

          If the claim is denied, the written notice of denial shall state:

               (a) The reasons for denial, with specific reference to the plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c) An explanation of the plan's claim review procedure.

          6.3  Request for Review
               __________________

          Any person whose claim is denied or who has not received a response within 30 days may request review of the claim by the trustee for the plan appointed under 8.3 by notice given in writing to the trustee. The claim or request shall be reviewed by the trustee which may, but shall not be required to, have the claimant and a representative of the Committee appear before it. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

          6.4  Final Decision
               ______________

          The trustee's decision on review shall normally be made within 60 days. If an extension is required for a hearing or other special circumstances the claimant shall be so

12
notified and the time limit shall be 120 days. The trustee's decision shall be in writing and shall state the reasons and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

    7.    Amendment; Termination
          ______________________

          7.1  Amendment
               _________

          The Company may amend this plan at any time so long as the rights preserved on termination under 7.2 are not reduced. No amendment may accelerate the time of payment of benefits to persons participating in the plan at the time of the amendment.

          7.2  Termination
               ___________

          The Board of Directors of the Company may terminate the plan at any time as follows:

               (a) Termination shall be by notice to the Committee, which shall notify participants of the termination. The termination date shall not be earlier than the first day of the month in which notice is given.

               (b) After the effective date of termination no further executive officers shall be selected for participation and no further benefits shall accrue for existing participants.

               (c) The Accrued Benefit of each existing participant shall be paid under the terms of the plan as in effect before termination. The Accrued Benefit shall be calculated as follows:

                    (1) Final Average Pay and Years of Service shall be determined as though the effective date of plan termination were a termination of employment.

                    (2) The Primary Social Security Benefit shall be estimated on the basis of the pay level and the Social Security Act as in existence at the time of plan termination.

13
                    (3) The Qualified Plan Offset shall be based on the benefits accrued under the Basic Plan and other qualified plans at the time of plan termination.

    8.    General Provisions
          __________________

          8.1  Nonassignability
               ________________

          The rights of a participant under this plan are personal. No interest of a participant or any beneficiary or representative of a participant may be directly or indirectly transferred, encumbered, seized by legal process or in any other way subjected to the claims of any creditor.

          8.2  Funding
               _______

          The rights of the participants and beneficiaries under this plan shall be an unfunded, unsecured promise of the Company to make future payments.

          8.3  Trust
               _____

          The Company shall establish a trust with a financial institution for payment of benefits under the plan, which shall be a grantor trust for tax purposes. The trust shall provide that any assets contributed to the Trustee shall be used exclusively for payment of benefits under this plan except in the event the Company becomes insolvent, in which case the trust fund shall be held for payment of the Company's obligations to its general creditors.

          8.4  Notices
               _______

          A notice under this plan shall be in writing and shall be effective when actually delivered or, if mailed, when deposited postpaid as first class mail. Mail shall be directed to the Company at the address stated in this plan, to the participant at the address shown on the Company's employment records, or to such other address as a party shall specify by notice to the other parties or as the Committee may determine to be appropriate. Notices to the Committee shall be sent to the Company's address.

          8.5  Attorneys' Fees
               _______________

          If suit or action is instituted to enforce any rights under this plan, the prevailing party may recover from the other party reasonable attorneys' fees at trial and on any appeal.

14
          8.6  Indemnity
               _________

          The Company shall indemnify and defend any member of the Committee or any officer, director or employee of an Employer from any claim or liability that arises from any action or inaction in connection with the plan subject to the following rules:

               (a) Coverage shall be limited to actions taken in good faith that the fiduciary reasonably believed were not opposed to the best interests of the plan;

               (b) Negligence by the fiduciary shall be covered to the fullest extent permitted by law; and

               (c) Coverage shall be reduced to the extent of any insurance coverage.

          8.7  Applicable Law
               ______________

          This plan shall be construed according to the laws of Oregon except as preempted by federal law.

          8.8  Company Obligation
               __________________

          Benefits payable under this plan shall be an obligation of the Company, which may charge the cost back to the Employer of the participant. If an Employer merges, consolidates, or otherwise reorganizes or if its business or assets are acquired by another entity and it remains an affiliate of the Company, this plan shall continue with respect to those eligible individuals who continue as employees of the successor company. The transition of Employers shall not be considered a termination of employment for purposes of this plan. If an Employer ceases to be an affiliate of the Company, a participant employed by that Employer shall cease accruing Years of Service and changes in Final Average Pay. The participant shall receive benefits under this plan on a later termination of employment with Employer if the participant had reached a retirement date or become vested before the affiliation ceased.

          8.9  Payment for Individual's Benefit
               ________________________________

          Payment for a person entitled to benefits shall be made to one of the following if the recipient is court-appointed or the payment is ordered by a court:

15
               (a)  To a parent or spouse or a child of legal age;

               (b)  To a legal guardian; or

               (c) To one furnishing maintenance, support, or hospitalization.

          8.10 Not Contract of Employment
               __________________________

          Nothing in this plan shall give any employee the right to continue employment. The plan shall not prevent discharge of any employee at any time for any reason.

    9.    Effective Date
          ______________

          This Restatement shall be effective January 1, 1988.

RESTATEMENT EXECUTED AS FOLLOWS EFFECTIVE JANUARY 1, 1988.

          Adopted:  October 14, 1987.

                              PACIFICORP



                              By   A. M. GLEASON
                                __________________________
                                   President

                              Executed:  June 24, 1988


AMENDMENT NO. 1 EXECUTED AS FOLLOWS EFFECTIVE JANUARY 1, 1988.

                              PACIFICORP



                              By   A. M. GLEASON
                                __________________________
                                   President

                              Executed:  August 31, 1988

16
AMENDMENT NO. 2 EXECUTED AS FOLLOWS EFFECTIVE JANUARY 1, 1988

                              PACIFICORP



                              By A. M. GLEASON
                                __________________________
                                 President

                              Executed:  September 23, 1988


AMENDMENT NO. 3 EXECUTED AS FOLLOWS EFFECTIVE JANUARY 1, 1988

                              PACIFICORP



                              By   A. M. GLEASON
                                __________________________
                                   President

                              Executed:  March 14, 1989


AMENDMENT NO. 4 EXECUTED AS FOLLOWS EFFECTIVE JANUARY 1, 1992

                              PACIFICORP



                              By   A. M. GLEASON
                                __________________________
                                   President

                              Executed:  August 14, 1992


AMENDMENT NO. 5 EXECUTED AS FOLLOWS EFFECTIVE JANUARY 1, 1994

                              PACIFICORP



                              By   MICHAEL J. PITTMAN
                                __________________________

                              Executed:  January 25, 1994

17
                                   APPENDIX A
                                       TO
                PACIFICORP SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                1988 RESTATEMENT

                        ENHANCED EARLY RETIREMENT PROGRAM
                            FOR NERCO, INC. EMPLOYEES




          Enhanced early retirement benefits shall be paid under this Appendix to the PacifiCorp Supplemental Executive Retirement Plan (THE PLAN) to eligible Plan participants who qualify for enhanced benefits under the Enhanced Early Retirement Program provided in Appendix A to the NERCO Retirement Plan (THE PROGRAM) as provided below. Terms used in this Appendix and not defined in it shall have the same meaning as the Plan document.

1.   ELIGIBILITY
     ___________

          Benefits under this Appendix shall be provided to Plan participants who elect to participate and receive benefits under the Program.

2.   BENEFIT ENHANCEMENT
     ___________________

          A participant eligible under Section 1 shall receive enhanced early retirement benefits under the Plan as follows:

     2.1  FIVE ADDITIONAL BENEFIT YEARS.  The participant's
          _____________________________
early retirement benefit shall be calculated with a Career Ratio based on the sum of actual Benefit Years plus five additional Benefit Years, up to a maximum of 30. This sum shall be divided by projected Benefit Years, up to a maximum of 30, determined in the manner provided in Plan Section 3.4(b) with no additional Benefit Years.

     2.2  NO EARLY RETIREMENT REDUCTION.  The participant's
          _____________________________
early retirement benefit shall be calculated with an Early Retirement Factor of 100 percent.

     2.3  SOCIAL SECURITY BRIDGE.  The participant's benefit
          ______________________
before reduction by the Qualified Plan Offset shall be increased by $1,000 per month. The Social Security Bridge benefit paid a participant by the Basic Plan pursuant to the Program shall be included in the Qualified Plan Offset in calculating the participant's benefit under the Plan. The additional monthly benefit, if any, shall commence along with the regular retirement benefit and shall be paid on the same

18
monthly schedule. The additional benefit shall terminate with the month prior to the first month for which the participant is eligible to receive a Social Security retirement benefit, or the month of the participant's death if earlier.


3.   DEATH OF PARTICIPANT
     ____________________

          The surviving spouse or qualifying dependent of an eligible individual who has elected to participate in the Program and who dies while employed by Employer or an affiliate shall have a preretirement death benefit under the Plan calculated without regard to the enhancements provided by the Program.


Company:                                PACIFICORP



                                        By:   A.M. GLEASON
                                            __________________________________

                                        Executed:  May 25, 1993